                                                                    EXHIBIT 10.1



                                  May 29, 2002



InterVoice-Brite, Inc.
17811 Waterview Parkway
Dallas, Texas 75252

Dear Sirs.

         Reference is hereby made to that certain Credit Agreement dated June 1, 1999, among InterVoice-Brite, Inc., Brite Voice Systems, Inc. (successor by merger to InterVoice Acquisition Subsidiary III, Inc.), Bank of America, National Association and the Lenders party thereto, as amended and modified by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Forbearance Agreement dated March 7, 2002, and the Consent and Amendment to Forbearance Agreement dated March 31, 2002 (collectively the "Credit Agreement").

         The undersigned is pleased to confirm its commitment to provide a consent, waiver and amendment to the Credit Agreement on the terms set forth in the draft attached hereto entitled "Consent, Waiver and Third Amendment to Credit Agreement" (the "Third Amendment")

         The commitment of the undersigned is subject to the satisfaction of the conditions set forth in the Third Amendment.

         This letter shall be governed by the laws of the State of Texas.

                                                     Very truly yours,



                                                     By:
                                                        ------------------------